1 Visian ICL, Fastest Growing Refractive Technology in the World August 14, 2013 NASDAQ : STAA

Forward-Looking Statements

All statements in this press release that are not statements of historical fact are forward-looking statements, including statements about any of the following: any projections of earnings, revenue, sales, profit margins, cash, effective tax rate or any other financial items; the plans, strategies, and objectives of management for future operations or prospects for achieving such plans; metrics for 2013; statements regarding new products, including but not limited to, expectations for success of new products in the U.S. or international markets or government approval of new products; future economic conditions or size of market opportunities; expected IOL backorder position; expected costs of Monrovia facility expansion; expected costs and savings from business consolidation plans and the timetable for those plans; statements of belief, including as to achieving 2013 growth plans or metrics; expected regulatory activities and approvals, product launches, and any statements of assumptions underlying any of the foregoing. Important additional factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the company's Annual Report on Form 10-K for the year ended December 28, 2012, under the caption "Risk Factors," which is on file with the Securities and Exchange Commission and available in the "Investor Information" section of the company's website under the heading "SEC Filings."

These statements are based on expectations and assumptions as of the date of this press release and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: our limited capital resources and limited access to financing; the negative effect of unstable global economic conditions on sales of products, especially products such as the ICL used in non-reimbursed elective procedures; the challenge of managing our foreign subsidiaries; backlog as we prepare for our manufacturing facility consolidation; the risk of unfavorable changes in currency exchange rate; the discretion of regulatory agencies to approve or reject new products, or to require additional actions before approval; unexpected costs or delays that could reduce or eliminate the expected benefits of our consolidation plans; the risk that research and development efforts will not be successful or may be delayed in delivering for launch; the purchasing patterns of our distributors carrying inventory in the market; the willingness of surgeons and patients to adopt a new product and procedure; patterns of Visian ICL use that have typically limited our penetration of the refractive procedure market, and a general decline in the demand for refractive surgery particularly in the U.S. and the Asia Pacific region, which STAAR believes has resulted from both concerns about the safety and effectiveness of laser procedures and current economic conditions. The Visian Toric ICL and the Visian ICL with CentraFLOW are not yet approved for sale in the United States.

In addition, to supplement the GAAP numbers, this presentation includes supplemental non-GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance. "Adjusted Net Income" excludes the following items that are included in "Net Income (Loss)" as calculated in accordance with U.S. generally accepted accounting principles ("GAAP"): manufacturing consolidation expenses, gain or loss on foreign currency transactions, Spain distribution transition cost, the fair value adjustment of outstanding warrants issued in 2007, and stock-based compensation expenses. A table reconciling the GAAP information to the non-GAAP information is included in our financial release which can be found in our Form 8-K filed on March 1, 2013 and also available on our website.

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STAAR SURGICAL

Generating Strong Current and Future Growth • Two Large Market Opportunities • Sustainable Competitive Advantages • Rapid Cadence of New Products • Increasing IP Position on Key Technologies • Strong Balance Sheet • Manufacturing Consolidation Savings 2014 3

Intraocular Lens Focus Only 4 Lenses Placed within the Eye Cataract IOL Refractive ICL 60.5% H1 Revenue 55% in 2012 33.8% H1 Revenue 41% 2012

STAAR’s Value Driver • $3B Addressable Market • Currently about 2% Market Share • $21.9M Revenue H1 – $80M End Customer Sales Annualized • Sales Growth Rate 27% in H1/ 31% Q2 – 85% Gross Margins – New Product Launches • 10% Share in Focused Markets Yields Nearly $300M of End Customer Sales 5 The Visian® ICL TM

Visian ICL and TICL • Implantable Collamer ® Lens Better Known as the “Implantable Contact Lens” • Made f rom a Proprietary Material Called Collamer • Corrects Myopia (Nearsightedness/Inability to See Far) • Toric ICL (TICL TM ) Version Corrects Both Myopia and Astigmatism (Blurred D ue to Inability to Focus)* 6 Premium Product - Premium Result * Approved in all target markets except the U.S.; dialogue continuing with FDA

Competitive Landscape • STAAR Is the Market Leader – >65% Unit & Dollar Market Share – Only Posterior Lens Approach • Other Players (Anterior Lens) – Abbott - AMO (Very L ittle P romotion) – Ophtec – Novartis - Alcon (Removed from Key Markets ) • The Big Guys Are in the WRONG Place! • LASIK is the Real Competition! 7 Source: Data based upon internal estimates and The Global IOL Market Report by Market Scope May 2013.

8 ICL • Small Micro Incision • Adds Lens into the Eye • Permanent but Removable • No Induced Dry Eye • Future Options Preserved LASIK • Incision over 1 Inch - Long • Burns Material Away • Cannot Be Reversed • Potential Dry Eye • May Reduce Future Options LASIK is NOT the Best Procedure for All 8 - 12% Not C andidates for LASIK

The ICL Technology Era Beginning? 9 • RK: Started in 1978, Peaked in 1994 • PRK: Started in 1984, Peaked in 2006 • LASIK: Started in 1989, has LASIK Peaked?? – Big Guys Heavily Invested – LASIK Procedures Losing Share in Major Markets • Visian ICL: – Over 375,000 ICLs Implanted World W ide – Gaining Share in Major Markets – “The Moment of the ICL” Source: The Global Refractive Surgery Market by Market Scope January 2013. Glasses Contacts RK PRK LASIK ICL

Visian ICL with CentraFLOW™ (V4c ICL)

Over 20,000 Successfully Implanted in Europe

- CentraFLOW™ Technology Assists the Natural Aqueous Flow within the Eye Utilizing the KS-AquaPORT™
- Eliminates a Procedure and Visit - (LASIK-like)
  - Same Day ICL Surgery now Possible
- Economics Better for the Surgeon
- 10% Price Premium
- Over 20,000 Implants Indicate Predictable IOP and Quality Visual Results







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STAAR SURGICAL

Targeted ICL Markets 11 Market 2012 Total Ref. Proc. 2012 Ref. Proc. ∆ 2012 ICL Proc. ∆ ICL Share Ref. Proc. ICL Share Gain China * 830,000 (21%) +37% 1.2% x U.S.* 623,700 Flat +2% 1.0% x Japan* 254,000 (22%) 102% .9% x Latin Am* 227,260 +4% (6%) 1.2% India* 148,550 +5% +26% 4.2% x S. Korea* 138,260 (1%) ++/ -- 12.3% x Spain* 132,980 (14%) (29%) 3.5% NA Germany 125,000 +4% +53% 1.6% x Italy* 110,410 (14%) +78% 0.5% x U.K. 102,330 (15%) +4% .2% x Middle East* 61,470 (4%) (3%) 7.6% x Market Share Gains in 2012 *Added Sales and Marketing direct employees in 2012/2013. Source : The Global Refractive Surgery Market by Market Scope January 2013 and actual ICL results .

0 500 1000 1500 2000 2500 3000 3500 4000 4500 Korea China U.S. Spain India Japan M East Lat Amer Germany Italy U.K. H1 12 H1 13 H1 2013 Continue to Gain Market Share LASIK Under Downward Pressure H1 Results 2012 - 13 Visian ICL Sales Increase in All 11 Target Markets +141% +7% +11% +13% +21% +33% +61% +12% +49% +33% +39%

ICL New Product Cadence

Rapid & Enhancement of Proprietary Positions

V4b Q1 2011 - Expanded Range, Allowing Treatment of Virtually All Myopic Patients *Available CE Markets;* ***new markets in 2013***


Hyperopic
Myopic

V4c Q1 2012 - **CentraFLOW*** Technology Eliminates a Step in Current Procedure (LASIK-like) *Available CE Markets;* ***new markets in 2013***


Clearly More Simple.

V5 Q3 2013 - **Preloaded*** ICL/Enhanced Optics
More Convenient, Less Time, Consistent Delivery Every Time



V6 Second Half 2014 - **Multifocal***/MF Toric, More **Sizing*** Friendly, Expands Market Opportunities



***New IP/Patent Pending**

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STAAR SURGICAL

• Launched new website, www.staarmd.com, to assist surgeons with Practice Development efforts with the Visian ICL • Patient leads generated from Doc Finder increasing • New Websites for China, Japan and Middle East • Video Views of Visian ICL increasing significantly Consumer Awareness Activities 14 Social Media Marketing 1171 0 500 1000 1500 Jul '12 Aug Sep Oct Nov Dec Jan '13 Feb Mar Apr May Jun Jul Total Doc Finder Leads Sent to Practices

• 240 Screens for a three month period throughout Korea. 15 Social Media Marketing (Movie Theater Ads in Korea)

What Our Support Delivers Consumer Awareness Initiatives Drives Patients to ICL Technology & ICL Surgeons Practice Management Programs Provides Surgeons with ICL Marketing Tools for Patients Clinical Support (234 ICL Presentations in 2012) Provides Surgeons with ICL Clinical Based Evidence 16

• 21.9M IOLs Implanted in 2013 ( 26.1M 2018) • The Big Three Hold ≈70% Market Share – Novartis (Alcon), Abbott (AMO), B&L (Now Valeant) • STAAR Strategy – Focused on Only the Higher Margin Premium IOLs – Focused Only in Markets that Generate a Fair Profit Large & Growing Market Tough Competitive Landscape Cataract IOL 17 Source : The Global IOL Market by Market Scope May 2013

New IOL Products • H1 Sales W ere $12.2M, (7%) USD YoY • 4 % Growth in Constant Currency • Acceptance of the KS - IOL Products Has Escalated • Supply from 3 rd party has limited our growth: – Approximately $1.2M in Backorders from European Customers at End of H1 – Reduced Accounts with Consignments in Japan – Suspended KS - IOL Shipments to China • Introduced nanoFLEX Toric IOL to Europe during Q2 18 It’s All About Supply

Unique Collamer® Material

Competitive Advantage

- Proprietary Hydrophilic Material Produces Superior Quality of Vision
- 40% Water Content Produces Reduced Glare or Halo Effect
  - No Glistenings
- Several Active Material Patents
  (Next Significant One Expires 2015 with Some Blocking Patents until 2017)
- 18 Years Manufacturing Knowledge Highly Important
  - STAAR Manufactures its Own Raw Material for Collamer
  - Highly Regulated Manufacturing and Product Approval Pathway
- New nanoFLEX Toric Premium IOL made from Collamer

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Solid Start to 2013 YOY Growth • Total Sales Grow by 15% to $36.2M / 21% Growth on CC Basis • Visian ICL Sales Increase by 27% • IOL Sales in USD Declined by – 4% Growth in Constant Dollars – 20% Unit Growth in Japan – $1.2M Backorder on Preloaded Acrylic IOLs in Europe • Gross Margin 69.9%, Negative impact of yen 154 bps • GAAP Net Income $0.02 / Non - GAAP Adjusted Net Income $0.13 • Project Comet to be Completed First Half of 2014 20

H1 Financial Results 2013 GAAP 21 H1 2013 H1 2012 Change Revenue $36,165 $31,451 +$4,714/+15% Gross Profit $25,274 $21,947 +$3,327/+15% Gross Profit Margin 69.9% 69.8% +10bps Operating Expenses $23,496 $21,833 +$1,663/+8% Income Before Taxes $ 1,663 $ 300 +$1,363 Income Taxes $ 914 $ 559 +$355 Net Income $ 749 * $ (259) +$1,008 Net Income per Diluted Share $0.02 $(0.01) +$0.03 ($000’s) *Project Comet expenses were $1.5M for the H1

H1 Financial Results 2013 Non - GAAP Measures 22 Measure H1 2013 H2 2012 GAAP Net Income (loss) $ 749 $ (259) Mfg. Consolidation Expenses $1,514 $1,252 Spain Distribution Transition Cost $ 442 $ 173 Foreign Currency Impact $ 264 $ 182 Adjustment of Warrant Value $ (27) $ (207) Stock - based Compensation Expense $2,019 $1,481 Adjusted Net Income $4,961 $2,622 Net Adjusted Income Per Share $ 0.13 $ 0.07 ($000’s)

0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2007 2008 2009 2010 2011 2012 H1 2013 GM% IOL Mix ICL Mix 69.9% 61% 34% Expanding Gross Margins 23 H1 Negative Impacts: 154 bps IOL Injector sales, yen value 80 bps, Manufacturing start up & under absorbed OH in Japan 80 bps.

STAAR Balance Sheet • Profitable and Generating Cash – $19.7M in Cash as of 6 /28/13 – $3.2M Generated in Cash during 2012, $350k H1 (typical cycle) • Working L ine of C redit in Japan at 1.4% Interest Rate • $ 121M in NOLs (Worth $ 1.00/share) • 36.7M Diluted Shares Outstanding – 1.4M Warrants at Approximately $ 4.00 24

Manufacturing Consolidation

Project Comet

- Consolidate Four Manufacturing Operations (Japan, U.S., Switzerland) to One Existing U.S. Facility in Monrovia
- 3+ Years to Complete at a Cost of $6.2M
  - Spent $1.1M in 2011/$2.6M in 2012
  - Planned Spend $2.3M in 2013, H1 $1.5M
- Complete Manufacturing Consolidation by the H1of 2014
  - Recently Extended Timeframe Due to ICL Demand
  - Japan Moved in 2012, Switzerland by Mid-2014
  - Several Key Employees will Relocate to Monrovia
- During June 100% of IOLs & 21% of ICLs Manufactured in U.S.
- Upon Completion, Anticipate GM nearing 80% & Tax Rate Approximately 10%

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STAAR® SURGICAL

STAAR’s Pathway to the Future! • Continued ICL Market Penetrations – Double Digit Revenue Growth – 85 % Gross Margin – New Products (V4c, V5 and V6) • Targeted IOL Profitable Growth – Single Digit R evenue Growth – 60%+ Gross Margin Target – New Products ( nanoFLEX Toric + KS - SP) • Project Comet Benefits in 2014 26 How to Look at Our Growth

Post Comet Operating Model Potential 27 Metric 2013 Analyst Ests * If $80M If $90M If $100M Revenue $ 72.1 $ 80.0 $90.0 $100.0 Gross Margin % 71% 77.0% 78.5% 80% Gross Margin $ $ 51.2 $ 61.6 $70.6 $ 80.0 Operating Exps. $ 46.2 $46.5 ** $48.5 $ 50.0 Operating Inc. $ $ 4.9 $ 15.1 $22.1 $ 30.0 Operating Inc. % 6.9% 19% 25% 30% Net Income $ $ 2.0 $ 13.6 $20.0 $ 27.0 Net Income % 2.8% 17% 22% 27% EPS $0.05 $ 0.36 $0.52 $ 0.71 (In Millions Except EPS) * Providing a nalyst e stimates a s of 8/7/13 d oes n ot c onstitute e ndorsement. ** Project Comet complete, so $80M revenue run rate would generate $2.5M OPEX increase over 2013 projections.

• Increased Investments in Sales & Marketing and R&D – Added 19 Sales & Marketing Positions (4 More in 2013) • Planned New Product Launches • Key Regulatory Decisions – V4c approval in Korea and Argentina late Q2 – V4c approval for India (Q3) – V5 CE Mark Approval (Q3) – Have B een T old TICL Going to FDA Panel • Continued Execution of Project Comet – Drives to near 80% GM and 10% Tax Rate • Continued Gross Margin Expansion • Cash Generation and Cash Position Key Drivers for Growth 28

2013 Metrics - Revenue Growth Metric Increased; Manufacturing Consolidation Extended • Total Revenue Growth in the Range of 12 - 14% – Increased from 8 to 10% • Gross Margin Expansion by a Minimum of 250 BPS for the Year • Profitable on a GAAP Basis Each Quarter • Continuous Quarterly Progress Toward the Full Implementation of Manufacturing Consolidation from Japan and Switzerland facilities to the U.S. – Timetable for Complete Implementation E xtended to the H1 2014 – During December Expect to Have 100% of All IOL Production , 2/3 of ICLs and 1/3 of TICLs Manufactured in the U.S. 29

30 Visian ICL, Fastest Growing Refractive Technology in the World August 14, 2013 NASDAQ : STAA